                                                                    EXHIBIT 11

                                JOINT FILING AGREEMENT

     Each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of this 17th day of June, 1998.

THE TCW GROUP, INC.


BY:  /S/  MOHAN V. PHANSALKAR
-----------------------------------------------
Mohan V. Phansalkar
Authorized Signatory

TRUST COMPANY OF THE WEST


BY: /S/ D. RICHARD MASSON
-----------------------------------------------
D. Richard Masson, Authorized Signatory

TCW ASSET MANAGEMENT COMPANY


BY: /S/ D. RICHARD MASSON
-----------------------------------------------
D. Richard Masson, Authorized Signatory

TCW SPECIAL CREDITS


BY: /S/ D. RICHARD MASSON
-----------------------------------------------
D. Richard Masson, Authorized Signatory of
TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits

TCW SPECIAL CREDITS FUND IIIb


BY: /S/ D. RICHARD MASSON
-----------------------------------------------
D. Richard Masson, Authorized Signatory
of TCW Asset Management Company, the Managing
General Partner of TCW Special Credits, the
General Partner of TCW Special Credits Fund IIIb



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TCW SPECIAL CREDITS TRUST


BY: /S/ D. RICHARD MASSON
-----------------------------------------------
D. Richard Masson, Authorized Signatory of
Trust Company of the West, the trustee of
TCW Special Credits Trust

TCW SPECIAL CREDITS TRUST IIIb


BY: /S/ D. RICHARD MASSON
-----------------------------------------------
D. Richard Masson, Authorized Signatory of
Trust Company of the West, the trustee of
TCW Special Credits Trust IIIb

ROBERT A. DAY


BY:  /S/  MOHAN V. PHANSALKAR
-----------------------------------------------
Mohan V. Phansalkar
Under Power of Attorney dated January 30, 1996,
on file with Schedule 13G Amendment No. 1 for
Matrix Service Co. dated January 30, 1996

OAKTREE CAPITAL MANAGEMENT, LLC


BY: /S/ D. RICHARD MASSON
-----------------------------------------------
D. Richard Masson
Principal